Exhibit 21

CAESARS ENTERTAINMENT CORPORATION
LIST OF SUBSIDIARIES
As of February 23, 2016

Name	Jurisdiction of Incorporation
190 Flamingo, LLC	Nevada
3535 LV Corp.	Nevada
3535 LV Parent, LLC	Delaware
AC Conference Holdco., LLC	Delaware
AC Conference Newco., LLC	Delaware
AJP Holdings, LLC	Delaware
AJP Parent, LLC	Delaware
Aster Insurance Ltd.	Bermuda
B I Gaming Corporation	Nevada
Bally's Las Vegas Manager, LLC	Delaware
Bally's Midwest Casino, Inc.	Delaware
Bally's Park Place, Inc.	New Jersey
Baluma Cambio, S.A.	Uruguay
Baluma Holdings S.A.[1]	Bahamas
Baluma Ltda.	Brazil
Baluma S.A. [2]	Uruguay
Benco, Inc.	Nevada
Biloxi Hammond, LLC	Delaware
Biloxi Village Walk Development, LLC	Delaware
BL Development Corp.	Minnesota
Boardwalk Regency Corporation	New Jersey
BPP Providence Acquisition Company, LLC	Delaware
Brussels Casino S.A.	Belgium
Burlington Street Services Limited	England/Wales
CA Hospitality Holding Company, Ltd.	British Virgin Islands
Caesars Air, LLC	Delaware
Caesars Asia Limited	Hong Kong
Caesars Bahamas Investment Corporation	Bahamas
Caesars Bahamas Management Corporation	Bahamas
Caesars Baltimore Acquisition Company, LLC	Delaware
Caesars Baltimore Development Company, LLC	Delaware
Caesars Baltimore Management Company, LLC	Delaware
Caesars Canada Marketing Services Corporation	Canada
Caesars Casino Castilla La Mancha S.A.[3]	Spain
Caesars Enterprise Services, LLC[4]	Delaware
Caesars Entertainment Canada Holding, Inc.	Nevada
Caesars Entertainment Finance Corp.	Nevada
Caesars Entertainment Golf, Inc.	Nevada
Caesars Entertainment Operating Company, Inc.[5]	Delaware
Caesars Entertainment Resort Properties Finance, Inc.	Delaware
Caesars Entertainment Resort Properties Holdco, LLC	Delaware
Caesars Entertainment Resort Properties, LLC	Delaware
Caesars Entertainment Retail, Inc.	Nevada
Caesars Entertainment Services (UK) Ltd.	United Kingdom
Caesars Entertainment UK Ltd.	United Kingdom
Caesars Entertainment Windsor Limited	Canada
Caesars Escrow Corporation	Delaware
Caesars Europe Development, LLC	Delaware
Caesars Florida Acquisition Company, LLC	Delaware
Caesars Hotel Castilla La Mancha, S.L.	Spain
Caesars India Sponsor Company, LLC	Nevada

Name	Jurisdiction of Incorporation
Caesars Growth Partners, LLC[6]	Delaware
Caesars Korea Holding Company, LLC	Delaware
Caesars Korea Services, LLC	Delaware
Caesars License Company, LLC	Nevada
Caesars Linq, LLC	Delaware
Caesars Marketing Services Corporation	Nevada
Caesars Massachusetts Acquisition Company, LLC	Delaware
Caesars Massachusetts Development Company, LLC	Delaware
Caesars Massachusetts Investment Company, LLC	Delaware
Caesars Massachusetts Management Company, LLC	Delaware
Caesars New Jersey, Inc.	New Jersey
Caesars Octavius, LLC	Delaware
Caesars Ohio Acquisition, LLC	Delaware
Caesars Ohio Investment, LLC	Delaware
Caesars Ontario Holding, Inc.	Canada
Caesars Operating Escrow LLC	Delaware
Caesars Palace Corporation	Delaware
Caesars Palace Realty Corporation	Nevada
Caesars Palace Sports Promotions, Inc.	Nevada
Caesars Riverboat Casino, LLC	Indiana
Caesars Spain Holdings Limited	England/Wales
Caesars Tournament, LLC	Delaware
Caesars Trex, Inc.	Delaware
Caesars United Kingdom, Inc.	Nevada
Caesars World International Corporation PTE, Ltd.	Singapore
Caesars World International Far East Limited	Hong Kong
Caesars World Marketing Corporation	New Jersey
Caesars World Merchandising, Inc.	Nevada
Caesars World, Inc.	Florida
California Clearing Corporation	California
Casanova Club Limited	England/Wales
Casino Computer Programming, Inc.	Indiana
CG Services, LLC	Delaware
CH Management Company, Ltd.	Hong Kong
Chester Downs and Marina LLC[7]	Pennsylvania
Chester Downs Finance Corp.	Delaware
Chester Facility Holding Company, LLC	Delaware
Christian County Land Acquisition Company, LLC	Delaware
Cinderlane, Inc.	Nevada
Consolidated Supplies, Services and Systems	Nevada
Corby Leisure Retail Development Limited	England/Wales
Corner Investment Company Newco, LLC	Nevada
Creator Capital Limited[8]	Bermuda
Cromwell Manager, LLC	Delaware
Culembourg Metropole Casino (Pty) Limited	South Africa
CZL Development Company, LLC	Delaware
CZL Investment Company, LLC	Delaware
CZL Management Company, LLC	Delaware
Dagger Holdings Limited	England/Wales
DCH Exchange, LLC	Nevada
DCH Lender, LLC	Nevada
Des Plaines Development Limited Partnership[9]	Delaware
Desert Palace, Inc.	Nevada
Durante Holdings, LLC	Nevada
East Beach Development Corporation	Mississippi
Emerald Safari Resort (Pty) Limited[10]	South Africa

Name	Jurisdiction of Incorporation
FHR Corporation	Nevada
FHR Parent, LLC	Delaware
Flamingo CERP Manager, LLC	Nevada
Flamingo Las Vegas Operating Company, LLC	Nevada
Flamingo-Laughlin, LLC	Nevada
Flamingo-Laughlin Parent, LLC	Delaware
GB Investor, LLC	Delaware
GCA Acquisition Subsidiary, Inc.	Minnesota
GNOC, Corp.	New Jersey
Golden Nugget Club Limited	England/Wales
Grand Casinos of Biloxi, LLC	Minnesota
Grand Casinos of Mississippi, LLC - Gulfport	Mississippi
Grand Casinos, Inc.	Minnesota
Grand Media Buying, Inc.	Minnesota
HAC CERP Manager, LLC	New Jersey
Harrah South Shore Corporation	California
Harrah's (Barbados) SRL	Barbados
Harrah's Activity Limited	England/Wales
Harrah's Arizona Corporation	Nevada
Harrah's Atlantic City Mezz 1, LLC	Delaware
Harrah's Atlantic City Mezz 2, LLC	Delaware
Harrah's Atlantic City Mezz 3, LLC	Delaware
Harrah's Atlantic City Mezz 4, LLC	Delaware
Harrah's Atlantic City Mezz 5, LLC	Delaware
Harrah's Atlantic City Mezz 6, LLC	Delaware
Harrah's Atlantic City Mezz 7, LLC	Delaware
Harrah's Atlantic City Mezz 8, LLC	Delaware
Harrah's Atlantic City Mezz 9, LLC	Delaware
Harrah's Atlantic City Operating Company, LLC	New Jersey
Harrah's Atlantic City Propco, LLC	Delaware
Harrah's BC, Inc.	Delaware
Harrah's Bossier City Investment Company, LLC	Louisiana
Harrah's Bossier City Management Company, LLC	Nevada
Harrah's Chester Downs Investment Company, LLC	Delaware
Harrah's Chester Downs Management Company, LLC	Nevada
Harrah's Entertainment Limited	England/Wales
Harrah's Illinois Corporation	Nevada
Harrah's Interactive Investment Company	Nevada
Harrah's International C.V.	The Netherlands
Harrah's International Holding Company, Inc.	Delaware
Harrah's Investments, Inc.	Nevada
Harrah's Iowa Arena Management, LLC	Delaware
Harrah's Las Vegas, LLC	Nevada
Harrah's Laughlin, LLC	Nevada
Harrah's Management Company	Nevada
Harrah's Maryland Heights Operating Company	Nevada
Harrah's MH Project, LLC	Delaware
Harrah's NC Casino Company, LLC	North Carolina
Harrah's New Orleans Management Company	Nevada
Harrah's North Kansas City LLC	Missouri
Harrah's Nova Scotia ULC	Nova Scotia
Harrah's Operating Company Memphis, LLC	Delaware
Harrah's Pittsburgh Management Company	Nevada
Harrah's Reno Holding Company, Inc.	Nevada
Harrah's Shreveport Investment Company, LLC	Nevada
Harrah's Shreveport Management Company, LLC	Nevada

Name	Jurisdiction of Incorporation
Harrah's Shreveport/Bossier City Holding Company, LLC	Delaware
Harrah's Shreveport/Bossier City Investment Company, LLC	Delaware
Harrah's Southwest Michigan Casino Corporation	Nevada
Harrah's Travel, Inc.	Nevada
Harrah's West Warwick Gaming Company, LLC	Delaware
Harveys BR Management Company, Inc.	Nevada
Harveys C.C. Management Company, Inc.	Nevada
Harveys Iowa Management Company, Inc.	Nevada
Harveys Tahoe Management Company, Inc.	Nevada
H-BAY, LLC	Nevada
HBR Realty Company, Inc.	Nevada
HCAL, LLC	Nevada
HCR Services Company, Inc.	Nevada
HEI Holding C.V.	The Netherlands
HEI Holding Company One, Inc.	Nevada
HEI Holding Company Two, Inc.	Nevada
HET International 1 B.V.	The Netherlands
HET International 2 B.V.	The Netherlands
HHLV Management Company, LLC	Nevada
HIE Holdings Topco, Inc.	Delaware
HIE Holdings, Inc.	Delaware
HLV CERP Manager, LLC	Nevada
Hole in the Wall, LLC	Nevada
Horseshoe Cincinnati Management, LLC	Delaware
Horseshoe Cleveland Management, LLC	Delaware
Horseshoe Entertainment	Louisiana
Horseshoe Gaming Holding, LLC	Delaware
Horseshoe GP, LLC	Nevada
Horseshoe Hammond, LLC	Indiana
Horseshoe Ohio Development, LLC	Delaware
Horseshoe Shreveport, L.L.C.	Louisiana
HTM Holding, Inc.	Nevada
Inter Casino Management (Egypt) Limited	Isle of Man
JCC Holding Company II Newco, LLC	Delaware
JGB Vegas Retail Lessee, LLC[11]	Nevada
Koval Holdings Company, LLC	Delaware
Koval Investment Company, LLC	Nevada
LAD Hotel Partners, LLC[12]	Louisiana
Las Vegas Golf Management, LLC	Nevada
Las Vegas Resort Development, Inc.	Nevada
Laughlin CERP Manager, LLC	Nevada
Laundry Parent, LLC	Delaware
LCI (Overseas) Investments Pty Ltd.	South Africa
LCI plc	England/Wales
Lifeboat, Inc.	Louisiana
London Clubs (Overseas) Limited	England/Wales
London Clubs Brighton Limited	England/Wales
London Clubs Glasgow Limited	Scotland
London Clubs Holdings Limited	England/Wales
London Clubs International Limited	England/Wales
London Clubs Leeds Limited	England/Wales
London Clubs Limited	England/Wales
London Clubs LSQ Limited	England/Wales
London Clubs Management Limited	England/Wales
London Clubs Manchester Limited	England/Wales
London Clubs Nottingham Limited	England/Wales

Name	Jurisdiction of Incorporation
London Clubs Poker Room Limited	England/Wales
London Clubs South Africa Limited	England/Wales
London Clubs Southend Limited	England/Wales
London Clubs Trustee Limited	England/Wales
LVH Corporation	Nevada
LVH Parent, LLC	Delaware
Martial Development Corporation	New Jersey
Nevada Marketing, LLC	Nevada
New Gaming Capital Partnership	Nevada
Ocean Showboat, Inc.	New Jersey
Octavius Linq Holding Co., LLC	Delaware
Octavius/Linq Intermediate Holding, LLC	Delaware
OCZ Holdings Pte. Ltd.[13]	Singapore
Parball Corporation	Nevada
Parball Parent, LLC	Delaware
Paris CERP Manager, LLC	Nevada
Paris Las Vegas Operating Company, LLC	Nevada
Park Place Finance, ULC	Nova Scotia
PH Employees Parent, LLC	Delaware
PHW Investments, LLC	Delaware
PHW Las Vegas, LLC	Nevada
PHW Manager, LLC	Nevada
Playboy Club (London) Limited	England/Wales
Players Bluegrass Downs, Inc.	Kentucky
Players Development, Inc.	Nevada
Players Holding, LLC	Nevada
Players International, LLC	Nevada
Players LC, LLC	Nevada
Players Maryland Heights Nevada, LLC	Nevada
Players Resources, Inc.	Nevada
Players Riverboat II, LLC	Louisiana
Players Riverboat Management, LLC	Nevada
Players Riverboat, LLC	Nevada
Players Services, Inc.	New Jersey
R Casino Limited	England/Wales
R Club (London) Limited	England/Wales
Reno Crossroads, LLC	Delaware
Reno Projects, Inc.	Nevada
Rio CERP Manager, LLC	Nevada
Rio Development Company, Inc.	Nevada
Rio Properties, LLC	Nevada
Rio Property Holding, LLC	Nevada
Robinson Property Group Corp.	Mississippi
Roman Entertainment Corporation of Indiana	Indiana
Roman Holding Corporation of Indiana	Indiana
Romulus Risk and Insurance Company, Inc.	Nevada
Showboat Atlantic City Mezz 1, LLC	Delaware
Showboat Atlantic City Mezz 2, LLC	Delaware
Showboat Atlantic City Mezz 3, LLC	Delaware
Showboat Atlantic City Mezz 4, LLC	Delaware
Showboat Atlantic City Mezz 5, LLC	Delaware
Showboat Atlantic City Mezz 6, LLC	Delaware
Showboat Atlantic City Mezz 7, LLC	Delaware
Showboat Atlantic City Mezz 8, LLC	Delaware
Showboat Atlantic City Mezz 9, LLC	Delaware
Showboat Atlantic City Operating Company, LLC	New Jersey

Name	Jurisdiction of Incorporation
Showboat Atlantic City Propco, LLC	Delaware
Showboat Holding, Inc.	Nevada
Showboat Nova Scotia ULC	Nova Scotia
Southern Illinois Riverboat/Casino Cruises, Inc.	Illinois
Sterling Suffolk Racecourse, LLC [14]	Massachusetts
Tahoe Garage Propco, LLC	Delaware
The Caesars Foundation	Nevada
The Quad Manager, LLC	Delaware
The Sportsman Club Limited	England/Wales
Thistledown Management, LLC	Delaware
TRB Flamingo, LLC	Nevada
Trigger Real Estate Corporation	Nevada
Tunica Roadhouse Corporation	Delaware
Twain Avenue, Inc.	Nevada
Village Walk Construction, LLC	Delaware
Windsor Casino Limited	Canada
Winnick Holdings, LLC	Delaware
Winnick Parent, LLC	Delaware
Woodbury Manager, LLC	Delaware

1	11.46% B I Gaming Corporation; 83.77% Harrah's International Holding Company, Inc.; 4.77% third party shareholders
2	55% Baluma Holdings S.A.; 45% non-affiliate
3	60% Harrah's Entertainment Limited.; 40% non-affiliate
4	69% Caesars Entertainment Operating Company, Inc.: 20.2% CERP; 10.8% CGPH
5	89% Caesars Entertainment Corporation; 6% Management shareholders; 5% non-affiliates
6	42.64% Caesars Acquisition Company; 57.36 % affiliates of Caesars Entertainment Corporation
7	99.5% Harrah's Chester Downs Investment Company, LLC; 0.5% third party shareholders
8	7.5% Harrah's Interactive Investment Company; 92.5% non-affiliate
9	80% Harrah's Illinois Corporation; 20% non-affiliate
10	70% LCI (Overseas) Investments Pty Ltd.; 30% non-affiliate
11	16.25% GB Investor, LLC; 83.75% non- affiliate
12	49% Harrah's Bossier City Investment Company, LLC; 51% non-affiliate
13	50% Caesars Korea Holding Company, LLC; 50% non-affiliate
14	4.2% Caesars Massachusetts Investment Company, LLC; 95.8% non-affiliate